Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Merrill Lynch Preferred Capital Trust III (the "Trust") and Merrill Lynch Preferred Funding III, L.P. for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marlene Debel, Regular Trustee of the Trust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.





                              MERRILL LYNCH PREFERRED CAPITAL TRUST III


                              By:  /s/ Marlene Debel
                                   ---------------------------------------------
                              Name:    Marlene Debel *
                              Title:   Regular Trustee









Dated: May 12, 2006
_____________________

* Marlene Debel functions as the equivalent of the Chief Executive Officer and Chief Financial Officer of the Trust for purposes of Section 906 of the Sarbanes-Oxley Act of 2002.